SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2003

KB HOME

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(310) 231-4000

N/A
(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events.
EXHIBIT INDEX
Exhibit 1.8
Exhibit 4.20
Exhibit 4.21
Exhibit 5.2

Item 5. Other Events.

     Exhibits are filed herewith in connection with the issuance by KB Home of $250 million aggregate principal amount of its 7-3/4% Senior Subordinated Notes due 2010 pursuant to Registration Statement No. 333-41549 and Registration Statement No. 333-71630.

Exhibits

Exhibit

1.8	Underwriting Agreement, dated January 17, 2003, regarding $250,000,000 of KB Home’s 7-3/4% Senior Subordinated Notes due 2010.

4.20	Form of Officers’ Certificate establishing the terms of KB Home’s 7-3/4% Senior Subordinated Notes due 2010.

4.21	Form of 7-3/4% Senior Subordinated Note due 2010.

5.2	Opinion of Munger, Tolles & Olson LLP regarding the legality of the 7-3/4% Senior Subordinated Notes.

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KB HOME

Date: January 24, 2003	By: /s/ Kimberly N. King Kimberly N. King Corporate Secretary and Vice President, Corporate Legal Affairs

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EXHIBIT INDEX

Exhibit No.

1.8	Underwriting Agreement, dated January 17, 2003, regarding $250,000,000 of KB Home’s 7-3/4% Senior Subordinated Notes due 2010.

4.20	Form of Officers’ Certificate establishing the terms of KB Home’s 7-3/4% Senior Subordinated Notes due 2010.

4.21	Form of 7-3/4% Senior Subordinated Note due 2010.

5.2	Opinion of Munger, Tolles & Olson LLP regarding the legality of the 7-3/4% Senior Subordinated Notes.

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

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